UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

July 24, 2024
Date of Report (Date of earliest event reported)
__________________________________________
MillerKnoll, Inc.
(Exact name of registrant as specified in its charter)

Michigan	001-15141	38-0837640
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

855 East Main Avenue, Zeeland, MI 49464
(Address of principal executive offices and zip code)
(616) 654-3000
(Registrant's telephone number, including area code)
__________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.20 per share	MLKN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The Board of Directors of MillerKnoll, Inc. (the “Company”) appointed each of John Maeda, Tina Edmundson and Jeanne Gang to the Board of Directors of the Company, effective July 24, 2024.

Since 2022, Mr. Maeda has acted as Vice President of Engineering, Head of Computational Design for Microsoft's AI Platform, where he designs how software developers use AI models to their fullest. Since 2023, Ms. Edmundson has served as President for Luxury at Marriott International, where she oversees the company’s global brand and operations strategy for their luxury portfolio. Since 1997, Ms. Gang has been the founding partner of the architecture and urban design practice, Studio Gang.

In connection with the appointment of Mr. Maeda, Ms. Edmondson and Ms. Gang to the Board of Directors, the Board increased the size of the Board from nine members to twelve members.

Each new director will be entitled to receive the compensation payable by the Company to its non-employee directors, as disclosed under “Director Compensation” in the definitive proxy statement filed by the Company on September 1, 2023, in connection with its 2023 Annual Meeting of Shareholders.

None of the three new directors have yet been appointed to any Board committees; none have any direct or indirect material interest in any transaction requiring disclosure under Item 404(a) of Regulation S-K; and none are a party to any arrangement or understanding with any other person pursuant to which he or she was selected as a director.

A copy of the press release announcing the appointment of Mr. Maeda, Ms. Edmondson and Ms. Gang to the Board of Directors of the Company is attached hereto as Exhibit 99.1.

Item 9.01     Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

99.1	Press release announcing appointment of John Maeda, Tina Edmundson and Jeanne Gang to the Board of Directors of MillerKnoll, Inc., issued by the Company on July 29, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:	July 29, 2024	MillerKnoll, Inc.
		By:	/s/ Jeffrey M. Stutz
Jeffrey M. Stutz Chief Financial Officer